UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 3, 2009

CELLDEX THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15006	13-3191702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

119 Fourth Avenue Needham, Massachusetts 02494-2725
(Address of principal executive offices)(Zip Code)

(781) 433-0771
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On September 3, 2009, Celldex Therapeutics, Inc. (the “Company”) announced that, effective that day, Charles R. Schaller has stepped down as Chairman of the Board of Directors (the “Board”) and Larry Ellberger has been appointed to succeed Mr. Schaller as Chairman.  Mr. Schaller will continue to serve as a member of the Board.

The Company also announced that, in connection with Mr. Ellberger's appointment as Chairman of the Board, Mr. Ellberger has resigned as Chairman of the Audit Committee of the Board and George Elston has been appointed his successor.  Mr. Ellberger will remain a member of the Audit Committee.

A copy of the press release announcing the appointment of Mr. Ellberger as Chairman of the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

Exhibit	Description
Exhibit 99.1	Press release issued by Celldex Therapeutics, Inc. announcing appointment of Larry Ellberger as Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

Date:	September 4, 2009	By:	/s/ Avery W. Catlin
Avery W. Catlin
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Press release issued by Celldex Therapeutics, Inc. announcing appointment of Larry Ellberger as Chairman of the Board.

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